Exhibit 10.1

NON-REVOLVING LINE OF CREDIT

LOAN AGREEMENT AMENDMENT

This Non-Revolving Line of Credit Line of Credit Loan Agreement Amendment (the “Amendment”) is dated as of November 13, 2023 (the “Amendment Effective Date”), amends that certain Non-Revolving Line of Credit Agreement (the “Agreement”), with an effective date of May 13, 2022, between Loop Media, Inc., a Nevada corporation (the “Borrower”), RAT Investment Holdings, LP, as administrator of the loan (the “Administrator”) and the lenders set out in Exhibit A hereto (each a “Lender” and collectively, the “Lenders”). Each of the Borrower, the Administrator and each Lender is a “Party” to this Amendment and together are “Parties.” Terms used herein but not otherwise defined herein have the meaning given to such terms in the Agreement.

WHEREAS, the Parties have agreed that the Agreement should be amended as set forth in this Amendment. including having the Line of Credit Maturity Date shall be extended by nine (9) months, from eighteen (18) months from the Effective Date of the Agreement to twenty-seven (27) months from the Effective Date of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender agree as follows:

1.	Extension of Line of Credit Maturity Date.

Section I – Definitions and Interpretation – 1.1 Terms Defined – “Line of Credit Maturity Date” in the Agreement is hereby removed and replaced in its entirety by the following:

“Line of Credit Maturity Date – Twenty-seven (27) months from the Effective Date.”

2.	Amendment of Payment Terms.

Section II – The Loan – 2.3 “Interest” in the Agreement is hereby amended and supplemented to add paragraph c. to the end of such Section, as follows:

c. Notwithstanding paragraph a. and b. of this Section, no payments of interest or principal under the Agreement or the Note will be due and payable from November 13, 2023, to the Line of Credit Maturity Date, except as follows:

i.	November 13, 2023: one payment of $374,000 (accrued interest of $132,000 due through November 13, 2023; initial payment of principal of $220,000; one point of $22,000 as consideration to extend the maturity date of the Loan); and

ii.	Nine (9) monthly payments of principal of $220,000 plus accrued interest, commencing December 13, 2023.

3.	Amendment to Warrants.

(a)	In consideration for the extension of the Line of Credit Maturity Date, Lender hereby agrees to amend each warrant identified in Exhibit A hereto (each a “Warrant” and collectively, the “Warrants”) to reduce the Warrant Exercise Price (as defined in each Warrant) to $1.00. The amended Aggregate Exercise Price (as defined in each Warrant) for each Warrant is set out in Exhibit A.

(b)	Each Lender hereby agrees to enter into a Lock-Up Letter Agreement in substantially the form attached as Exhibit B hereto restricting the disposal of any shares of common stock of the Lender that are issued in connection with the exercise of the Warrant for a period of twelve (12) months from the Amendment Effective Date.

4.	Use of Proceeds of Future Non-Affiliate Capital Raises.

(a)	In consideration for the extension of the Line of Credit Maturity Date, Lender hereby agrees to apply one-third (1/3) of the net proceeds of any capital raise, other than proceeds from an equity offering under the Company’s at-the-market (ATM) program or from an affiliate or insider, that takes place after the Amendment Effective Date, toward paying down the then outstanding principal amount due under the Loans.

5.	Miscellaneous.

(a)	Governing Law. This Amendment will be governed by and construed in accordance with the internal laws of the State of Florida without giving effect to any choice or conflict of law provision or rule.

(b)	Counterparts. This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(c)	Entire Agreement. This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subject therein and herein. Except as amended by this Amendment, the Agreement shall remain unchanged and in full force and effect, and this Amendment shall be governed by and subject to the terms of each of the Agreement, as amended hereby. In the event of any inconsistency between this Amendment and the Agreement, the provisions of this Amendment will control.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective authorized signatories as of the Amendment Effective Date.

BORROWER:

LOOP MEDIA, INC.

By:	/s/
Name:	Neil Watanabe
Title:	CFO

LOAN ADMINISTRATOR:

RAT INVESTMENT HOLDINGS, LP

By:	/s/
Name:	Roger A. Tichenor
Title:	General Partner

LENDER:

RAT INVESTMENT HOLDINGS, LP

By:	/s/
Name:	Roger A. Tichenor
Title:	General Partner

LENDER:

BOSTON FIDELITY FINANCIAL, LLC

By:	/s/
Name:	Shannon Ciaravella
Title:	Managing Member

(Signature page to Non-Revolving Line of Credit Loan Agreement Amendment)

LENDER:

RANDALL OSER LP

By:	/s/
Name:	Randall Oser

LENDER:

NEIL OSER

By:	/s/
Name:	Neil Oser

LENDER:

SIESTA PRIVATE MORTGAGES, LLC

By:	/s/
Name:	Scott D. Williams
Title:	Manager

LENDER:

AFW VENTURES, LLC

By:	/s/
Name:	Ralph Wheaton
Title:	Manager

(Signature page to Non-Revolving Line of Credit Loan Agreement Amendment)

LENDER:

ERE SEP, LLC

By:	/s/
Name:	Eric Elliott
Title:	Managing Member

LENDER:

ON PURPOSE HOLDINGS, LP

By:	/s/
Name:	Harris B. Williams, Jr.
Title:	General Partner

LENDER:

ADK HOLDINGS, LLC

By:	/s/
Name:	Jared Kaban
Title:	Managing Member

(Signature page to Non-Revolving Line of Credit Loan Agreement Amendment)

EXHIBIT A

Lenders and Warrant Schedule

LENDER/HOLDER	LOAN AMOUNT	WARRANT NUMBER	WARRANT SHARES	AMENDED WARRANT EXERCISE PRICE	AMENDED AGGREGATE EXERCISE PRICE
Boston Fidelity Financial, LLC	$1,000,000	CSW-22-008	95,238	$1.00	$95,238
Attn: Shannon Ciaravella, Managing Member		CSW-22-008a	47,619	$1.00	$47,619

Randall Oser	$200,000	CSW-22-009	19,047	$1.00	$19,047
		CSW-22-009a	9,523	$1.00	$9,523

Neil Oser	$200,000	CSW-22-010	19,047	$1.00	$19,047
		CSW-22-010a	9,523	$1.00	$9,523

Siesta Private Mortgages, LLC	$100,000	CSW-22-011	9,524	$1.00	$9,524
Scott D. Williams, Manager		CSW-22-011a	4,762	$1.00	$4,762

RAT Investment Holdings, LP	$100,000	CSW-22-012	9,524	$1.00	$9,524
Roger Tichenor, General Partner		CSW-22-012a	4,762	$1.00	$4,762

AFW Ventures, LLC	$100,000	CSW-22-013	9,524	$1.00	$9,524
Ralph Wheaton, Manager		CSW-22-013a	4,762	$1.00	$4,762

ERE SEP, LLC	$100,000	CSW-22-014	9,524	$1.00	$9,524
Eric Elliott, Managing Member		CSW-22-014a	4,762	$1.00	$4,762

On Purpose Holdings, LP	$200,000	CSW-22-015	19,047	$1.00	$19,047
Harris B. Williams, Jr., General Partner		CSW-22-015a	9,523	$1.00	$9,523

ADK Holdings, LP	$200,000	CSW-22-016	19,047	$1.00	$19,047
Jared Kaban, Managing Member		CSW-22-016a	9,523	$1.00	$9,523

EXHIBIT B

Form of Lock-Up Letter Agreement

Loop Media, Inc.

Re: That certain Non-Revolving Line of Credit Loan Agreement, dated May 13, 2022, as amended on November 13, 2023, pursuant to which Loop Media, Inc., a Nevada corporation (the “Company”) issued a warrant (the “LOC Warrant”) to [LENDER] (the “Lender”), which allows Lender to purchase an aggregate of up to [X] shares of common stock of the Company, par value $0.0001 per share (the “Shares”); and that certain Letter Agreement, dated July 22, 2022, pursuant to which the Company issued a warrant (together with the LOC Warrant, the “Warrants”) to Lender, which allows Lender to purchase an aggregate of up to [X] Shares.

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (this “Letter Agreement”) shall have the meanings set forth in the Warrants. In satisfaction of a condition of the Company’s obligations under the Loan Agreement, the undersigned irrevocably agrees with the Company that, for a period of one year from the date hereof (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the U.S. Securities Exchange Act of 1934 (the “Exchange Act”) any Shares obtained as a result of the exercise of the Warrants, and any Common Stock Equivalents received as a result of owning, holding or acquiring such Shares, or Common Stock Equivalents, including the Warrants, other than transfers: (A) as a bona fide gift or gifts; (B) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; (C) pursuant to a qualified domestic order or in connection with a divorce settlement; (D) by will or intestate succession to the legal representative, heir, beneficiary or immediate family of the undersigned upon the death of the undersigned; or (E) in sales to “accredited investors” within the meaning of the U.S. Securities Act of 1933 in a private placement that is not a sale on the OTC MKT or on any national securities exchange, provided that, (1) in the case of any transfer, distribution or sale pursuant to clauses (A) through (E), it shall be a condition precedent to any such transferor distribution that prior to any such transfer, each donee, trustee, distributee, transferee, or purchaser, as the case may be, delivers to the Company a signed lock-up agreement, substantially in the form of this Letter Agreement, for the balance of the Restriction Period; (2) in the case of transfers pursuant to clauses (A) through (D), any such transfer shall not involve a disposition for value; (3) in the case of any transfer pursuant to clauses (A) through (C) or Clause (E), such transfers are not required to be reported with the Commission under the Exchange Act; and (4) in the case of any transfer pursuant to clauses (A) through (E), the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers.

As used herein:

(i)	“immediate family” shall mean the spouse, domestic partner, lineal descendant, father, mother, brother, sister, or any other person with whom the undersigned has a relationship by blood, marriage or adoption not more remote than first cousin;

(ii)	“Affiliate” means any Person that, directly or indirectly through one of more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended;

(iii)	“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or agency or subdivision thereof) or other entity of any kind; and

(iv)	“Common Stock Equivalent” shall be defined as a security, including stock options, warrants, convertible bonds, preferred bonds, preferred stock, two-class common stock and contingent shares, that can be converted into common stock.

Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement. The “Transfer Agent” means ClearTrust, LLC, the current transfer agent of the Company, with a mailing address of 16540 Pointe Village Drive, Suite 2305, Lutz, Florida 33558 and a facsimile number of +1 (813) 338-4549, and any successor transfer agent of the Company.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Company to complete the transactions contemplated by the Loan Agreement and that the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Loan Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Loan Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Shares and any such successor or assign shall enter into a similar agreement for the benefit of the Company.

This Letter Agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the termination of the Loan Agreement prior to payment for and delivery of the securities of the Company delivered thereunder.

[Signature Page Follows]

Very Truly Yours,

[LENDER]

By:

Signature: NAME, TITLE

Name of Securityholder/Director/Officer (Print exact name)

Date: